UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2023 (September 6, 2023)

VALUE EXCHANGE INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-53537	26-3767331
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Unit 602, Block B, 6 Floor, Shatin Industrial Centre, 5-7 Yuen Shun Circuit,
Shatin, N.T., Hong Kong SAR
(Address of principal executive offices) (Zip Code)

(852) 2950 4288
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Exchange on which registered
NONE	----	----

Item 3.02 Unregistered Sales of Equity Securities.

Convertible Credit Agreement. As previously reported, Value Exchange International, Inc. (“Company”) entered into a Convertible Credit Agreement, dated and effective as of January 27, 2023, (“2023 Credit Agreement) with Hapi Metaverse, Inc., a Delaware corporation, (“HMI”) (formerly, “GigWorld, Inc.”) and (2) American Wealth Mining Corp., a Nevada corporation, (now known as “New Electric CV Corp.”) (“NECV”).

Conversion of Principal. On September 6, 2023, the Company received a Notice of Conversion from HMI to convert One Million Three Hundred Thousand Dollars ($1,300,000.00) of the principal amount loaned to the Company under the 2023 Credit Agreement (“Converted Principal”) into shares of Company Common Stock, $0.00001 par value per share, (“Common Stock” or “Company Common Stock”). Under the terms of the 2023 Credit Agreement and Notice of Conversion, HMI has demand rights for the conversion of outstanding debt into equity. The Converted Principal will result in issuance of 7,344,632 shares of Common Stock (“Conversion Shares”) to HMI along with issuance of common stock warrants (“Warrants”) to purchase a maximum of 36,723,160 shares of Common Stock (“Underlying Shares”) to HMI. Under the 2023 Credit Agreement, the conversion rate for the Conversion Shares is $0.1770 per share, and the Warrants have an exercise price of $0.1770 per share and an exercise period of five (5) years from date of issuance of warrants.

As of the date of the filing of this Current Report on Form 8-K, HMI has not stated when or if it will exercise any of the Warrants.

The Company anticipates that the Conversion Shares will be issued to HMI on or before September 15, 2023. The issuance of Conversion Shares, Warrants and Underlying Shares will be made in reliance upon the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D thereunder. The Conversion Shares, Underlying Shares and Warrants will be restricted securities under Rule 144 of the Securities Act of 1933.

HMI. HMI was incorporated in the State of Delaware on March 7, 2012, and based in State of Maryland. HMI offers a unique blend of digital and retail services through its cafe, travel agency, marketplace, and wealth builder program. In addition to these core businesses, HAPI also provides a range of IT services, including AI chatbot and ITSM solutions, hardware and software support, and blockchain services for the supply chain industry. The company also specializes in AR, VR, and XR technologies, providing innovative retail experiences through 3D models and virtual environments. HMI is a reporting company under the Securities Exchange Act of 1934.

Item 8.01 Other Events

Based on the above description of stock ownership and relationships, HMI and Mr. Chan may be deemed to be “control persons” of the Company under Commission rules. Mr. Chan is a non-executive director and a shareholder of the Company.

Based on Schedule 13D and Form 4 filings with the Commission as well as other filings by HMI with the Commission, and prior to the issuance of the Conversion Shares and Warrant, HMI is the owner of record of 13,776,163 shares of Company Common Stock, representing 38.10% of the issued and outstanding shares of Company Common Stock as of the date of this Current Report on Form 8-K (“Form 8-K”) (based on 36,156,130 shares issued and outstanding). With the issuance of the Conversion Shares, HMI will own 21,120,795 shares of Company Common Stock, which will be approximately 48.55% of the issued and outstanding shares (based on 43,500,762 shares of Company Common Stock being then issued and outstanding). Under the Warrant, HMI may acquire up to 36,723,160 shares of Company Common Stock during the five year exercise period. If HMI exercised the Warrant and purchased all 36,723,160 of the Underlying Shares, then HMI would own 57,843,955 shares of Company Common Stock or approximately 72.10% of the then issued and outstanding shares of Company Common Stock (based on 80,223,922 shares of Company Common Stock then being issued and outstanding).

Based on Schedule 13D filings by HMI and Mr. Chan, Mr. Chan has voting and dispositive power over HMI’s 13,776,163 shares of Company Common Stock. Further, companies controlled by Mr. Chan own the following shares of Company Common Stock: (1) 39,968 shares held by BMI Capital Partners International Limited, (2) 18,512 shares held by LiquidValue Development Pte Ltd. and (3) 313,154 shares held by Decentralized Sharing Systems, Inc. As such, and prior to issuance of the Conversion Shares to HMI, Mr. Chan has reported ownership of 14,242,797 shares of Company Common Stock, or approximately 39.39% of the issued and outstanding shares of Company Common Stock (based on 36,156,130 shares of Company Common Stock issued and outstanding).

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As of the date of the filing of this Form 8-K, the Company is not certain about whether Mr. Chan has voting and dispositive control over the Conversion Shares. However, Mr. Chan is deemed to control HMI due to his ownership of stock of the primary shareholder of HMI. He owns approximately 99.69% of HMl’s issued shares of common stock by virtue of his ownership of stock of HMI’s primary shareholder. Alset Inc. (“AIL”). Further, Mr. Chan is the Chairman and Chief Executive Officer of AIL Mr. Chan has served as Executive Chairman of the HMI Board of Directors since December 1, 2017, and he has served as a HMI director since October 23. 2014. Previously, Mr. Chan previously served as HMI’s Acting Chief Executive Officer.

A majority of the Company’s directors are affiliated with Mr. Chan by virtue of either serving as directors, officers or both positions with, or being engaged by, companies controlled by Mr. Chan, or by virtue of other business relationships and interactions with Mr. Chan. Lum Kan Fai, a director of the Company, serves as a Vice Chairman of HMI and previously served as HMI’s chief executive officer, president and chief technology officer. Mr. Trapp, Mr. Lum, Wong Shui Yeung and Wong Tat Keung, all non-executive directors of the Company, are deemed affiliates of Mr. Chan.

As of the date of the filing of this Form 8-K, there is no agreement or arrangement between the Company and Mr. Chan or HMI concerning operational management, management decisions, business development or strategic plan of the Company and its subsidiaries; neither HMI nor Mr. Chan has directed or controlled the Company’s day-to-day operational management, management decisions, business development or strategic plan of the Company and its subsidiaries; and Mr. Chan’s involvement in the Company’s operational management, management decisions, business development and strategic planning of the Company and its subsidiaries has been limited to his performance of his duties as an outside director of the Company. Nonetheless, due to the actual and potential ownership of shares of Company Common Stock and Mr. Chan and his affiliates holding four of the seven board seats of the Company’s Board of Directors, Mr. Chan has the ability to control significant corporate decisions and actions of the Company and its subsidiaries.

The 2023 Credit Agreement was not intended by the Company to provide voting control of the Company. The Company desires the Conversion in order to eliminate interest payments under the 2023 Credit Agreement and allow use of those interest payments to Company’s working capital, including, efforts to grow the Company’s business and thereby maximize shareholder value. Further, the conversion may allow further borrowings under the 2023 Credit Agreement, but HMI and NECV, as lenders, are not obligated to provide any additional funding to the Company under the 2023 Credit Agreement.

The Company views the relationship with Mr. Chan to be important to Company’s efforts to grow the business of the Company because of Mr. Chan’s entrepreneurial experience, his business and financial resources and his business and financial relationships with potential strategic partners and funding sources. While the Company has no agreement or understanding with Mr. Chan or HMI (other than the 2023 Credit Agreement) concerning ongoing or specific business or financial support of the Company or its efforts to grow the Company’s business, Mr. Chan and HMI have been supportive in the past of the Company’s efforts to grow its business and maximize shareholders’ value and the relationship with Mr. Chan is viewed as valuable by the Company in its efforts to grow the business and maximize shareholder value. There is no assurance that the relationship with Mr. Chan or any support by him will in fact result in the growth of Company’s business or maximizing shareholder value.

The above summary of the Credit Agreement and Warrant is qualified in its entirety by reference to the Credit Agreement and the Warrant, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to the Current Report on Form 8-K filed by the Company with the Commission on February 2, 2023.

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Upon review of the Company’s shareholder list, the following are the beneficial owners of shares of Company’s Common Stock, $0.00001 par value, owned by directors and senior officers of the Company as well as by public shareholders who own more than 5% of the issued and outstanding shares. The Company does not have any other class of capital stock issued as of September 6, 2023. The Company’s stock transfer agent and registrar is ClearTrust, LLC, 16540 Pointe Village Drive, Suite 205, Lutz, Florida 33558, Telephone: (813) 235-4490.

		September 6, 2023
Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (1) (#)	Percent of Class (2) (%)
Chan Heng Fai (3) (12) 7 Temasek Blvd. #29-01B Suntec Tower One Singapore U0 038987	Common	21,587,429	49.63%
Kenneth Tan (4) Block A1 35h Fl The Beverly Hills 6 Broadwood Hong Kong	Common	2,563,725	5.89%
Bella Tsang (5) Unit 02-03, 6/F. Block B, Shatin Industrial Centre, 5-7 Yuen Shun Circuit, Shatin, N.T., Hong Kong	Common	4,905,461	11.28%
Calinda Lee (6) Unit 02-03, 6/F. Block B, Shatin Industrial Centre, 5-7 Yuen Shun Circuit, Shatin, N.T., Hong Kong	Common	-	-
Vincent Lum (7) 7/F, Skyway Centre, 23 Queen’s Road West, Sheung Wan, Hong Kong	Common	-	-
Robert Trapp (8) 3172 31st Street, Apt 6C, Queens, New York 11106	Common	-	-
Frankie Wong (9) 7/F, Skyway Centre, 23 Queen’s Road West, Sheung Wan, Hong Kong	Common	-	-
Aston Wong (10) Flat G, 28/F., Block 8, Island Harbourview, 11 Hoi Fai Road, Tai Kok Tsui, Kowloon, Hong Kong	Common	-	-
Channing Au (11) Unit 02-03, 6/F. Block B, Shatin Industrial Centre, 5-7 Yuen Shun Circuit, Shatin, N.T., Hong Kong	Common	-	-
All Officers and Directors as a Group	Common	29,056,615	66.80%

Name and Address of Shareholders owning more than Five Percent of Issued Shares of Common Stock	Title of Class	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
Hapi Metaverse, Inc. (12) (formerly, “GigWorld, Inc.”) 4800 Montgomery Lane Suite 210 Bethesda, Maryland 20814	Common Stock	21,120,795	48.55%

(1)	The number and percentage of shares beneficially owned is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

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(2)	Based on 36,156,130 issued and outstanding shares of VEII Common Stock as of September 6, 2023.

(3)	Chan Heng Fai is a Director of the Company and was appointed on December 17, 2021. His ownership consists of 95,000 shares of Common Stock personally held by him; and the following shares for which he is deemed to be have a shared ownership interest: 13,776,163 shares of Common Stock held by GigWorld, Inc., a Delaware corporation subject to the reporting requirements of the Securities Exchange Act of 1934; 39,968 held by BMI Capital Partners International Limited; 18,512 held by LiquidValue Development Pte Ltd., which is a subsidiary of Alset EHome International; and 313,154 shares held by Decentralized Sharing Systems, Inc. Effective as of March 7, 2023, the registrant changed its name from “GigWorld Inc.” to “Hapi Metaverse Inc.”

(4)	Kenneth Tan is the Company's Chief Executive Officer, President and a Director.

(5)	Bella Tsang is the Company's Secretary, and a Director of the Company.

(6)	Calinda Lee is a Director of the Company and was appointed on February 21, 2020.

(7)	Vincent Lum is a Director of the Company and was appointed on May 18, 2021.

(8)	Robert Trapp is a Director of the Company and was appointed on April 8, 2022.

(9)	Frankie Wong is a Director of the Company and was appointed on April 8, 2022.

(10)	Aston Wong is a Director of the Company and was appointed on April 8, 2022.

(11)	Channing Au is the Company's Chief Financial Officer and Treasurer appointed on November 5, 2015.

(12)

Ownership of Hapi Metaverse, Inc. includes 7,344,632 shares to be issued upon conversion of $1.3 million of debt into shares of Common Stock under a Convertible Credit Agreement with the Company, dated February 27, 2023. Mr. Chan is deemed to be a beneficial owner of these 7,344,632 shares of Company’s Common Stock as a result of his ownership of the capital stock of Alset International, Inc., the primary shareholder of Hapi Metaverse, Inc. Further, Hapi Metaverse, Inc. has a warrant to purchase a maximum of 36,723,160 shares of Company’s Common Stock, which warrant is exercisable within 60 days and is issued as part of the conversion of debt to equity under the Convertible Credit Agreement. The exercise of the warrant to purchase the maximum number of shares of Company Common Stock would result in Hapi Metaverse, Inc. owning 57,843,955 shares of Company’s Common Stock, or approximately 72.10% of the issued shares of Company Common Stock, and Mr. Chan, by virtue of his ownership of capital stock of Hapi Metaverse, Inc.’s primary shareholder, owning 58,310,589 shares of Company’s Common Stock, or approximately 72.68% of the issued shares of Common Stock.

Forward Looking Statements. The summary of the 2023 Credit Agreement and conversion thereunder may contain “forward looking statements” under the Private Securities Litigation Reform Act of 1995. Specifically, the permitted use of sums loaned under the 2023 Credit Agreement for funding possible expansion of Company business operations is a not a representation or guarantee by the Company of any future expansion of Company operations or an indication of or representation as to future business or financial performance or activities of the Company. The conversion of outstanding principal of the 2023 Credit Agreement into shares of Common Stock may not enhance or advance efforts to grow or fund the Company’s operations. As previously disclosed by the Company, any expansion of Company’s operations within existing markets or new geographical markets would require third party funding or a significant increase in operational net income. The funding needs of the Company may exceed funding available under existing credit lines, especially since the lenders are not obligated to approve requests for funding. Whether the Company will attempt to expand its operations in an existing markets or new geographical markets will depend on a number of factors above and beyond availability of funding. Global and regional economic conditions, business and financial demands and requirements of existing customer accounts, unexpected operational costs or liabilities, impact of inflation on expansion costs, regulatory and legal barriers to expansion, availability of necessary skilled workers, changes in competition in existing and prospective markets for Company products and services and other risk factors unknown or not foreseen by the Company will impact on any decision to attempt any expansion of operations. Actual results of operations and business development activities may vary significantly from any results implied by forward looking statements. There are many factors affecting a decision to expand operations and those factors are subject to change or may be unforeseen or unforeseeable by the Company. Those factors include meeting the demands of existing business operations in established markets and the response of competition to any effort to expand operations.

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Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Convertible Credit Agreement by and among Value Exchange International, Inc., Hapi Metaverse, Inc. and American Wealth Mining Corp., dated January 27, 2023(1)
10.2	Form of Warrant issuable by Value Exchange International, Inc.(2)

(1) Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Value Exchange International, Inc. with the Commission on February 2, 2023.

(2) Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Value Exchange International, Inc. with the Commission on February 2, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUE EXCHANGE INTERNATIONAL, INC.	/s/ Tan Seng Wee Kenneth

By:
Name:	Tan Seng Wee Kenneth
Title:	Chief Executive Officer and President
Date:	September 11, 2023

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